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CONTACT                                                            EXHIBIT 99.1
Jeffrey F. Cox
Tel: (408) 956-6688





                         SOLECTRON ANNOUNCES CLOSURE OF
                        PRIVATE PLACEMENT OF SENIOR NOTES


     Milpitas, California, March 1, 1996 - Solectron Corporation (NYSE-SLR) today announced it has completed an issuance of $150,000,000 through the sale of senior notes in a private placement to institutional investors and non-U.S. investors. The securities are not registered under the Securities Act of 1933, as amended, or applicable state securities laws, and may not be offered or sold absent registration under the Securities Act of 1933 and applicable state securities laws or available exemptions from registration requirements.

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